Colonial International Horizons Fund

                     Supplement to March 1, 2000 Prospectus
                     and Statement of Additional Information
                   (Replacing Supplement dated March 15, 2000)


The Fund's Prospectus and Statement of Additional Information are amended as follows:

Pursuant to the Board of Trustees' approval, the Fund has changed its investment goals and investment strategy. The section "Investment Goals" and the first sentence of the first paragraph under "Primary Investment Strategies" on page 2 of the Prospectus are amended as follows, and the section "Inflation Sensitive Companies" on page 2 of the Prospectus is deleted in its entirety and replaced with the section "Growth Companies" below:

Investment Goal
--------------------------------------------------------------------------------
The Fund seeks long-term growth.


Primary Investment Strategies
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 65% of its total assets in the equity securities of growth companies located outside of the United States.


Growth Companies
--------------------------------------------------------------------------------
In selecting stocks for the Fund, the advisor will choose stocks of growth companies with long-term, above average growth potential. These companies will be found in market segments that are driving economic growth. Stock selection will target companies with proven management, predictable growth rates and low levels of debt.

The Prospectus also is amended as follows:

Portfolio Managers. On March 15, 2000, Charles R. Roberts, Michael Ellis and Deborah F. Snee replaced Nicholas Ghajar as co-managers of the Fund. On that same date, each of the co-managers became joint employees of Colonial Management Associates, Inc. (Colonial), Stein Roe & Farnham Incorporated (Stein Roe), and Newport Fund Management, Inc. (Newport). Colonial, the Fund's investment advisor, and Stein Roe are indirect wholly owned subsidiaries of Liberty Financial Companies, Inc. (LFC). Newport, a federally registered investment advisor that specializes in international investing, is a wholly owned subsidiary of LFC.

Mr. Roberts is a Senior Vice President of both Colonial and Stein Roe, and a Managing Director of both Newport and Newport Pacific Management, Inc. (Newport Pacific), Newport's immediate parent. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998, where he manages other funds or accounts on behalf of Newport and Newport Pacific. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) since 1997. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International since prior to 1994.

Mr. Ellis is a Senior Vice President of Colonial, Stein Roe, Newport and Newport Pacific. Prior to joining Newport and Newport Pacific in December, 1996, he was a Vice President at Matthews International Capital Management since September, 1991.

Ms. Snee is an analyst at Colonial and Stein Roe, and a Vice President and Europe analyst at Newport. Prior to working at Newport, Ms. Snee spent five years at Sit/Kim as an emerging markets analyst.

Investment Advisor. On March 15, 2000, Colonial started using Newport's trading facilities to buy and sell foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

This Supplement is dated June 5, 2000.


782-36/676B-0500